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Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-81440 of Apex Mortgage Capital, Inc. on Form S-3 of our report dated February 9, 2001, appearing in the Annual Report on Form 10-K of Apex Mortgage Capital, Inc. for the year ended December 31, 2000 and to the reference to us under the heading "Experts" in the related Prospectus.

/s/ DELOITTE & TOUCHE LLP

Los Angeles, California
February 5, 2002

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Exhibit 23.1
INDEPENDENT AUDITORS' CONSENT